SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 18, 2008

Old Line Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-50345	20-0154352
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Pointer Ridge Place
Bowie, Maryland	20716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301-430-2500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____                   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

____                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____                   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On July 18, 2008, Old Line Bancshares, Inc. issued a press release announcing that its Board of Directors has approved an increase in the number of shares of common stock that the Company may repurchase under the previously approved Stock Repurchase Program.  The Board of Directors has increased the approval from 400,000 shares of the Company’s common stock to 500,000 shares of common stock.  As of the date hereof, the Company may now repurchase a total of 129,351 shares of common stock.  The press release is filed as Exhibit 99.1 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

99.1           Press Release dated July 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: July 18, 2008	By: /s/ Christine M. Rush
Christine M. Rush, Chief Financial Officer